UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2003 (October 3, 2003)

GLENBOROUGH REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-14162	94-3211970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

400 South El Camino Real, Ste. 1100, San Mateo, California 94402

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 343-9300

Glenborough Realty Trust Incorporated (the Company) hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the Commission) on October 10, 2003, to file the Financial Statements and Exhibits of the Company related to the acquisitions of 1525 Wilson Blvd., a 305,110 square foot office building located in Arlington, Virginia, and 99 Summer Street, a 271,980 square foot office building located in Boston, Massachusetts (as defined in such Form 8-K).

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

	1525 WILSON BLVD.

	Report of Independent Auditors	3

	Statement of Revenue and Certain Expenses for the year ended December 31, 2002, with accompanying notes	4

	Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations for the year ended December 31, 2002 (unaudited)	7

	99 SUMMER STREET

	Report of Independent Auditors	8

	Statement of Revenue and Certain Expenses for the year ended December 31, 2002, with accompanying notes	9

	Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available by Operations for the year ended December 31, 2002 (unaudited)	12

(b)	PRO FORMA FINANCIAL STATEMENTS	13

	Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2003 (unaudited), with accompanying notes and adjustments	14

	Pro Forma Consolidated Condensed Statements of Operations for the nine months ended September 30, 2003, and for the year ended December 31, 2002 (unaudited), with accompanying notes and adjustments	17

(c)	SIGNATURES	23

(d)	CONSENT OF KPMG LLP	24

Independent Auditors’ Report

The Board of Directors

Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenue and certain expenses of 1525 Wilson Blvd. for the year ended December 31, 2002. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of 1525 Wilson Blvd.’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 1525 Wilson Blvd., as described in Note 1, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

San Francisco, California

September 5, 2003

1525 WILSON BLVD.

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002

(in thousands)

Revenue	$8,229

Certain Expenses:
Operating	1,723
Real estate taxes	623

2,346

Revenue in excess of certain expenses	$5,883

See accompanying notes to statement of revenue and certain expenses.

1525 WILSON BLVD.

Notes to Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002 (audited)

1.	BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses relates to the operations of 1525 Wilson Blvd. (the “Property”), acquired by Glenborough Realty Trust Incorporated (the “Company”) on January 30, 2003 from an unaffiliated third party for $71.3 million. The Property is a 305,110-square-foot multi-tenant office building located in Arlington, Virginia.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 2002, due to the exclusion of the following expenses, which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property:

•	Interest expense

•	Depreciation and amortization

•	Other costs not directly related to the future operations of the Property

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the life of the respective leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	LEASING ACTIVITY

Minimum future rental revenues from leases in effect as of December 31, 2002, are as follows (in thousands):

Year	Amount
2003	$7,383
2004	4,512
2005	2,444
2006	2,516
2007	2,326
Thereafter	8,557

Total	$27,738

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $320,220 for the year ended December 31, 2002. Certain leases contain lessee renewal options.

1525 WILSON BLVD.

Notes to Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002 (audited)

(continued)

4.	CONCENTRATION OF CREDIT RISK

As of December 31, 2002, there were five tenants who made up approximately 68% of rental revenue.

1525 WILSON BLVD.

Statement of Estimated Taxable Operating Results and

Estimated Cash to be Made Available by Operations

For the Year Ended December 31, 2002

(unaudited, in thousands)

Revenue	$8,359	(1)

Certain Expenses:
Operating	1,723
Real estate taxes	623

Total expenses	2,346

Estimated cash to be made available by operations	6,013
Depreciation expense	(1,688)

Estimated taxable operating income	$4,325

(1)	Includes $130 which represents the excess of contractual rental revenue over aggregate straight-line rents.

Note:	This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of 1525 Wilson Blvd. for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

Independent Auditors’ Report

The Board of Directors

Glenborough Realty Trust Incorporated:

We have audited the accompanying statement of revenue and certain expenses of 99 Summer Street for the year ended December 31, 2002. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of 99 Summer Street’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses of 99 Summer Street, as described in Note 1, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

KPMG LLP

San Francisco, California

September 5, 2003

99 SUMMER STREET

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002

(in thousands)

REVENUE	$10,203

CERTAIN EXPENSES:
Operating	2,392
Real estate taxes	2,362

4,754

Revenue in excess of certain expenses	$5,449

See accompanying notes to statement of revenue and certain expenses.

99 SUMMER STREET

Notes to Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002 (audited)

1.	BASIS OF PRESENTATION

The accompanying statement of revenue and certain expenses relates to the operations of 99 Summer Street (the “Property”), acquired by Glenborough Realty Trust Incorporated (the “Company”) on July 22, 2003 from an unaffiliated third party for $68.3 million. The Property is a 271,980-square-foot multi-tenant office building located in Boston, Massachusetts.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 2002, due to the exclusion of the following expenses, which may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property:

•	Interest expense

•	Depreciation and amortization

•	Other costs not directly related to the future operations of the Property

Property taxes have not been adjusted to reflect the estimated reassessed value of the Property after acquisition by the Company.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the life of the respective leases. Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenses are incurred.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	LEASING ACTIVITY

Minimum future rental revenues from leases in effect as of December 31, 2002, are as follows (in thousands):

Year	Amount
2003	$7,683
2004	8,792
2005	7,640
2006	6,989
2007	6,178
Thereafter	15,338

Total	$52,620

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,065,915 for the year ended December 31, 2002. Certain leases contain lessee renewal options.

99 SUMMER STREET

Notes to Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2002 (audited)

(continued)

4.	CONCENTRATION OF CREDIT RISK

As of December 31, 2002, there were two tenants who made up approximately 21% of rental revenue.

99 SUMMER STREET

Statement of Estimated Taxable Operating Results and

Estimated Cash to be Made Available by Operations

For the Year Ended December 31, 2002

(unaudited, in thousands)

Revenue	$9,906	(1)

Certain expenses:
Operating	2,392
Real estate taxes	2,362

Total expenses	4,754

Estimated cash to be made available by operations	5,152
Depreciation expense	(1,554)

Estimated taxable operating income	$3,598

(1)	Excludes $297 which represents the excess of aggregate straight-line rents over contractual rental revenue.

Note:	This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of 99 Summer Street for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period. The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited, pro forma consolidated condensed balance sheet as of September 30, 2003, has been prepared to reflect (i) all property acquisitions (including new debt obtained in connection therewith) completed or probable to be completed subsequent to September 30, 2003, and through the date of this filing, and (ii) all property dispositions (including debt assumed or retired in connection therewith) completed or probable to be completed subsequent to September 30, 2003, and through the date of this filing, as if such transactions had been completed on September 30, 2003.

The following unaudited, pro forma consolidated condensed statement of operations for the nine months ended September 30, 2003, has been prepared to reflect (i) all property acquisitions (including new debt obtained in connection therewith) completed or probable to be completed from January 2002 through the date of this filing, (ii) all property dispositions (including debt assumed or retired in connection therewith) completed or probable to be completed from January 2002 through the date of this filing, and (iii) adjustments to the Company’s minority interests based on pro forma adjustments, as if such transactions had been completed on January 1, 2003.

The following unaudited, pro forma consolidated condensed statement of operations for the year ended December 31, 2002, has been prepared to reflect (i) all property acquisitions (including new debt obtained in connection therewith) completed or probable to be completed from January 2002 through the date of this filing, (ii) all property dispositions (including debt assumed or retired in connection therewith) completed or probable to be completed from January 2002 through the date of this filing, and (iii) adjustments to the Company’s minority interests based on pro forma adjustments, as if such transactions had been completed on January 1, 2002.

These unaudited, pro forma consolidated condensed financial statements should be read in conjunction with the financial statements and related notes of the Company included in the Company’s reports filed under the Exchange Act. In the opinion of management, all material adjustments necessary to reflect the effects of the transactions have been made.

The pro forma consolidated condensed financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Balance Sheet

As of September 30, 2003

(unaudited, in thousands)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
ASSETS
Rental properties, gross	$1,342,120	$31,746	$(25,740)	$1,348,126
Accumulated depreciation	(181,541)	—	4,923	(176,618)

Rental properties, net	1,160,579	31,746	(20,817)	1,171,508
Investments in land and development	65,611	—	—	65,611
Investments in unconsolidated operating joint ventures	14,332	—	—	14,332
Mortgage loans receivable	39,406	—	—	39,406
Cash and cash equivalents	9,904	(4,266)	24,672	30,310
Other assets	73,318	2,593	(765)	75,146

Total assets	$1,363,150	$30,073	$3,090	$1,396,313

LIABILITIES
Mortgage loans	$634,466	$22,000	$—	$656,466
Unsecured bank line	54,172	8,000	—	62,172
Other liabilities	36,780	73	(58)	36,795

Total liabilities	725,418	30,073	(58)	755,433

MINORITY INTEREST	38,031	—	—	38,031
STOCKHOLDERS’ EQUITY
Common stock	28	—	—	28
Preferred stock	10	—	—	10
Additional paid-in capital	778,404	—	—	778,404
Deferred compensation	(3,171)	—	—	(3,171)
Distributions in excess of accumulated earnings	(175,570)	—	3,148	(172,422)

Total stockholders’ equity	599,701	—	3,148	602,849

Total liabilities and stockholders’ equity	$1,363,150	$30,073	$3,090	$1,396,313

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma Consolidated Condensed Balance Sheet

As of September 30, 2003

(unaudited)

1.	Reflects the historical consolidated condensed balance sheet of the Company as of September 30, 2003, which includes the following properties acquired or disposed in 2003.

Acquisitions:

1525 Wilson Blvd.

In January 2003, the Company acquired 1525 Wilson Blvd., a 305,000 square foot office building located in Arlington, Virginia. The total acquisition cost of approximately $71.3 million was funded with a new $50 million mortgage loan, 1031 tax-deferred exchange proceeds from the disposition of two industrial properties in the first quarter of 2003, and cash proceeds from the disposition of several industrial properties in the fourth quarter of 2002. Statement of Financial Accounting Standards (SFAS) No. 141 requires the acquirer to allocate a portion of the acquisition costs to intangible assets and liabilities in applying the purchase method of accounting. Intangible assets related to at market and above market rate in-place leases recognized in the 1525 Wilson Boulevard transaction amounted to approximately $4.8 million. Liabilities related to below market rate in-place leases amounted to approximately $695,000.

99 Summer Street

In July 2003, the Company acquired 99 Summer Street, a 271,980 square foot office building located in Boston, Massachusetts. The total acquisition cost of approximately $68.3 million was funded using 1031 tax-deferred exchange proceeds from the disposition of certain industrial properties located in Denver, Colorado, along with a new $45 million 10-year fixed rate mortgage from a life insurance company. The new loan bears a fixed interest rate of 4.83%. Intangible assets related to at market and above market rate in-place leases recognized in the 99 Summer Street transaction amounted to approximately $7.6 million. Liabilities related to below market rate in-place leases amounted to approximately $2.6 million.

Dispositions:

During the nine months ended September 30, 2003, the Company sold thirteen properties, including seven industrial, five office and one multifamily to unrelated buyers. These assets were sold for an aggregate sales price of approximately $245 million which generated a net gain of approximately $12.2 million. In connection with these sales, approximately $130 million of the Company’s mortgage loans were paid off or assumed by the buyers. The remaining proceeds were received in cash or were placed into tax-deferred 1031 exchange accounts which were then used in the acquisitions discussed above and below.

The thirteen properties sold were:

Property	Type	Location	Date of Sale	Total Square Footage/Units
Covance Business Center	Industrial	Indianapolis, IN	1/8/03	333,600 sf
Bellanca Airport Park	Industrial	Los Angeles, CA	1/30/03	84,201 sf
Buschwood III	Office	Tampa, FL	3/25/03	77,095 sf
Clark Avenue	Office	King of Prussia, PA	3/27/03	40,000 sf
Valley Forge VII	Industrial	Norristown, PA	3/27/03	25,700 sf
Canyons	Multifamily	Fort Worth, TX	3/28/03	349 units
Valley Forge IV	Industrial	Norristown, PA	3/31/03	51,600 sf
Valley Forge III	Industrial	Norristown, PA	4/29/03	27,750 sf
Palms Business Center III and South	Industrial	Las Vegas, NV	5/15/03	268,547 sf
Gateway Park Industrial	Industrial	Aurora, CO	6/30/03	1,328,534 sf
Valley Forge V	Office	Norristown, PA	7/18/03	25,150 sf
Ashford Perimeter	Office	Atlanta, GA	8/1/03	287,997 sf
Montrose Office Park	Office	Rockville, MD	9/30/03	184,280 sf

2.	Reflects the completed acquisition of Quincy Crossing, located in Arlington, Virginia, on October 3, 2003, for a purchase price of $34.3 million. This property is a 110,000 square foot, recently completed 7-story Class A multi-tenant office building with a three-level subterranean parking garage. The purchase price was funded using a combination of 1031 tax-deferred exchange proceeds from property sales, a $22 million 10-year fixed rate loan from a life insurance company, and short-term borrowing of $8 million on the Company’s unsecured bank line. The new loan bears a fixed interest rate of 5.93%. Intangible assets related to at market and above market rate in-place leases recognized in the Quincy Crossing transaction amounted to approximately $2.3 million.

Also reflects the assumption of certain assets and liabilities by the Company comprising prepaid rents, security deposits and property taxes payable.

3.	Reflects the dispositions of the following properties during the period from October 1, 2003 through December 12, 2003:

Property	Type	Location	Date of Sale	Total Square Footage
University Tech Center	Office	Pomona, CA	12/5/03	100,446
Lehigh Valley	Office	Allentown, PA	12/11/03	161,405

These assets were sold for an aggregate sales price of approximately $26.3 million which generated a net gain of approximately $3.1 million.

Also, reflects the assumption of certain assets and liabilities by the buyers comprising prepaid rents, security deposits and property taxes payable.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations

For The Nine Months Ended September 30, 2003

(unaudited, in thousands, except share and per share amounts)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
REVENUES:
Rental revenue	$135,309	$8,595	$(2,877)	$141,027
Fees and reimbursements from affiliates	2,559	—	—	2,559
Interest and other income	2,758	—	—	2,758
Equity in earnings of unconsolidated operating joint ventures	478	—	—	478

Total revenue	141,104	8,595	(2,877)	146,822

OPERATING EXPENSES:
Property operating expenses	44,706	3,521	(1,097)	47,130
General and administrative	9,604	—	—	9,604
Depreciation and amortization	39,387	2,338	(777)	40,948
Interest expense	24,915	2,458	(4)	27,369
Provision for impairment of real estate assets	2,852	—	—	2,852
Provision for impairment of non-real estate assets	3,905	—	—	3,905

Total expenses	125,369	8,317	(1,878)	131,808

Income from continuing operations before minority interest	15,735	278	(999)	15,014
Minority interest (4)	(105)	(27)	98	(34)

Income from continuing operations	15,630	251	(901)	14,980
Preferred dividends	(14,669)	—	—	(14,669)
Discount on preferred stock repurchases	254	—	—	254

Income from continuing operations available to Common Stockholders	$1,215	$251	$(901)	$565

Basic Per Share Data (5):
Income from continuing operations available to Common Stockholders	$0.04			$0.02

Basic weighted average shares outstanding	27,612,311			27,612,311

Diluted Per Share Data (5):
Income from continuing operations available to Common Stockholders	$0.04			$0.02

Diluted weighted average shares outstanding	30,808,432			30,808,432

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Pro Forma Consolidated Condensed Statement of Operations

For The Year Ended December 31, 2002

(unaudited, in thousands, except share and per share amounts)

	Historical (1)	Acquisitions (2)	Dispositions (3)	Pro Forma
REVENUES:
Rental revenue	$177,940	$28,622	$(21,593)	$184,969
Fees and reimbursements from affiliates	3,672	—	—	3,672
Interest and other income	5,391	—	(3)	5,388
Equity in earnings of unconsolidated operating joint ventures	329	—	—	329

Total revenue	187,332	28,622	(21,596)	194,358

OPERATING EXPENSES:
Property operating expenses	53,913	10,257	(6,080)	58,090
General and administrative	11,687	—	—	11,687
Depreciation and amortization	47,657	7,712	(5,839)	49,530
Interest expense	34,633	8,007	(5,544)	37,096
Loss on early extinguishment of debt	11,442	—	—	11,442
Provision for impairment of real estate assets	4,582	—	—	4,582

Total expenses	163,914	25,976	(17,463)	172,427

Income from continuing operations before minority interest	23,418	2,646	(4,133)	21,931
Minority interest (4)	(388)	(266)	415	(239)

Income from continuing operations	23,030	2,380	(3,718)	21,692
Preferred dividends	(19,564)	—	—	(19,564)

Income from continuing operations available to Common Stockholders	$3,466	$2,380	$(3,718)	$2,128

Basic Per Share Data (5):
Income from continuing operations available to Common Stockholders	$0.13			$0.08

Basic weighted average shares outstanding	27,524,059			27,524,059

Diluted Per Share Data (5):
Income from continuing operations available to Common Stockholders	$0.12			$0.08

Diluted weighted average shares outstanding	30,915,237			30,915,237

The accompanying notes are an integral part of this statement.

GLENBOROUGH REALTY TRUST INCORPORATED

Notes and Adjustments to Pro Forma

Consolidated Condensed Statements of Operations

For the Nine Months Ended September 30, 2003, and

For the Year Ended December 31, 2002

(unaudited, in thousands)

1.	Reflects the historical consolidated condensed operations of the Company for the nine months ended September 30, 2003, and for the year ended December 31, 2002.

2.	Reflects the historical operations of Quincy Crossing for the nine months ended September 30, 2003, and the historical 2003 operations of the properties acquired between January 1, 2003 and September 30, 2003 for the period prior to acquisition. These amounts also include certain pro forma adjustments to reflect estimated results had the properties been owned by the Company for this period. See detail of such adjustments on the following page.

	Nine Months Ended September 30, 2003 (or portion of 2003 prior to acquisition)
	1525 Wilson Blvd.	99 Summer Street	Quincy Crossing	Combined Total
Rental revenue	$613	$5,630	$2,352	$8,595

Property operating expenses	183	2,682	656	3,521
Depreciation and amortization	194	1,253	891	2,338
Interest expense	187	1,276	995	2,458

Total expenses	564	5,211	2,542	8,317

Income (loss) from continuing operations	$49	$419	$(190)	$278

Reflects the historical operations of the properties acquired in 2003 for the year ended December 31, 2002, and the historical 2002 operations of the properties acquired in 2002 for the period prior to acquisition. These amounts also include certain pro forma adjustments to reflect estimated results had the properties been owned by the Company for this period. See detail of such adjustments on the following page.

	Year Ended December 31, 2002 (or portion of 2002 prior to acquisition)
	First Financial Plaza	Aventine	1525 Wilson Blvd.	99 Summer Street	Quincy Crossing	Combined Total
Rental revenue	$1,795	$6,538	$8,567	$9,970	$1,752	$28,622

Property operating expenses	452	2,179	2,383	4,540	703	10,257
Depreciation and amortization	437	1,611	2,328	2,148	1,188	7,712
Interest expense	421	1,828	2,244	2,189	1,325	8,007

Total expenses	1,310	5,618	6,955	8,877	3,216	25,976

Income (loss) from continuing operations	$485	$920	$1,612	$1,093	$(1,464)	$2,646

Other pro forma adjustments are as follows:

•	Rental revenue includes pro forma adjustments for estimated straight-line rents to be recognized by the Company under FASB 13 and amortization of intangible assets and liabilities consisting of above and below market rate leases pursuant to FASB 141 from the pro forma acquisition date. Straight-line rents recognized by the previous owners have been excluded.

•	Property taxes have been adjusted to reflect the estimated reassessed value of the properties after acquisition by the Company.

•	Management fees recognized by the previous owners have been excluded.

•	Depreciation and amortization has been calculated based upon estimated useful lives of 30 years on a straight-line basis. Depreciation and amortization recognized by the previous owners has been excluded.

•	Interest expense has been adjusted to reflect the estimated interest expense on the new mortgage debt obtained in connection with the acquisitions based upon the respective loan terms.

Property detail of pro forma adjustments is as follows:

	Nine Months Ended September 30, 2003 (or portion of 2003 prior to acquisition)
	1525 Wilson Blvd.	99 Summer Street	Quincy Crossing	Combined Total
Rental revenue	$22	$(196)	$206	$32

Property operating expenses	4	(112)	144	36
Depreciation and amortization	194	(57)	891	1,028
Interest expense	187	(250)	995	932

Total expenses	385	(419)	2,030	1,996

Net pro forma adjustment	$(363)	$223	$(1,824)	$(1,964)

	Year Ended December 31, 2002 (or portion of 2002 prior to acquisition)
	First Financial Plaza	Aventine	1525 Wilson Blvd.	99 Summer Street	Quincy Crossing	Combined Total
Rental revenue	$104	$717	$338	$(233)	$281	$1,207

Property operating expenses	(8)	598	(139)	(591)	102	(38)
Depreciation and amortization	411	1,611	2,328	(74)	1,188	5,464
Interest expense	421	1,828	(1,645)	(482)	1,325	1,447

Total expenses	824	4,037	544	(1,147)	2,615	6,873

Net pro forma adjustment	$(720)	$(3,320)	$(206)	$914	$(2,334)	$(5,666)

3.	For the nine months ended September 30, 2003, adjustments reflect the elimination of rental revenue, property operating expenses and depreciation and amortization directly related to the properties sold, or probable of sale, subsequent to September 30, 2003, as if such dispositions occurred on January 1, 2003. Adjustments also reflect the elimination of interest expense on tenant security deposits. Property detail is as follows:

	Nine Months Ended September 30, 2003 (or portion of 2003 prior to disposition)
	University Tech Center	Lehigh Valley	Combined Total
Rental revenue	$1,439	$1,438	$2,877

Property operating expenses	656	441	1,097
Depreciation and amortization	354	423	777
Interest expense	—	4	4

Total expenses	1,010	868	1,878

Income from continuing operations	$429	$570	$999

For the year ended December 31, 2002, adjustments reflect the elimination of rental revenue, interest income, property operating expenses and depreciation and amortization directly related to the properties sold, or probable of sale, in 2003 as if such dispositions occurred on January 1, 2002. No adjustment was needed for Ashford Perimeter, Bellanca Airport Park, Canyons Apartments and Covance Business Center as these properties were held for sale as of December 31, 2002, and therefore, the historical results of the properties were already reclassified from continuing operations to discontinued operations in the historical consolidated statement of operations for the year ended December 31, 2002. Adjustments also reflect the elimination of interest expense on mortgage loans paid off or assumed by the buyers in connection with these dispositions. Property detail is as follows (in thousands):

	Year Ended December 31, 2002 (or portion of 2002 prior to disposition)
	Buschwood III	Clark Avenue	Gateway Park Industrial	Lehigh Valley	Montrose Office Park	Palms Bus. Center III & South
Total revenue	$1,040	$588	$8,146	$1,842	$3,852	$2,582

Property operating expenses	476	112	2,324	359	1,152	552
Depreciation and amortization	388	150	2,055	637	902	948
Interest expense	—	—	3,455	—	1,552	537

Total expenses	864	262	7,834	996	3,606	2,037

Income from continuing operations	$176	$326	$312	$846	$246	$545

	University Tech Center	Valley Forge III	Valley Forge IV	Valley Forge V	Valley Forge VII	Combined Total
Total revenue	$1,585	$496	$566	$483	$416	$21,596

Property operating expenses	781	77	63	120	64	6,080
Depreciation and amortization	358	155	76	70	100	5,839
Interest expense	—	—	—	—	—	5,544

Total expenses	1,139	232	139	190	164	17,463

Income from continuing operations	$446	$264	$427	$293	$252	$4,133

4.	Reflects the change in minority interest based on pro forma adjustments to historical net income.

5.	Pro forma earnings per share are as follows (in thousands, except for weighted average shares and per share amounts):

	Nine months ended September 30, 2003	Year ended December 31, 2002
Income from continuing operations available to common stockholders – Basic	$565	$2,128
Minority interest	34	239

Income from continuing operations available to common stockholders – Diluted	$599	$2,367

Weighted average shares:
Basic	27,612,311	27,524,059
Stock options and restricted stock	185,530	324,106
Convertible Operating Partnership Units	3,010,591	3,067,072

Diluted	30,808,432	30,915,237

Basic income from continuing operations per share	$0.02	$0.08
Diluted income from continuing operations per share	$0.02	$0.08

Options to purchase 2,934,559 and 2,851,903 shares of the Company’s common stock were not included in the computation of diluted income from continuing operations per share for the nine months ended September 30, 2003, and for the year ended December 31, 2002, respectively, because their exercise prices were greater than the average market prices of the Company’s common stock of $17.84 and $20.43, respectively, for those periods. The preferred stock has been excluded from the calculation of diluted income from continuing operations per share as it is anti-dilutive in all periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED

By: Glenborough Realty Trust Incorporated,

Date: December 12, 2003	/s/ ANDREW BATINOVICH
Andrew Batinovich Director, President and Chief Executive Officer (Principal Operating Officer)

Date: December 12, 2003	/s/ STEPHEN SAUL
Stephen Saul Chief Financial Officer (Principal Financial Officer)

Date: December 12, 2003	/s/ BRIAN PEAY
Brian Peay Senior Vice President, Finance and Accounting (Principal Accounting Officer)